Third Quarter Results October 16, 2025 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, including uncertainty regarding trade policy developments, trends in labor demand and the future strengthening of such demand, the impact of AI on labor markets, financial outlook, outlook for our business in the regions in which we operate as well as key countries within those regions, the ability for disciplined cost management, the Company’s strategic initiatives and technology investments, including ongoing transformation projects, such as our back office transformation, and the use of AI, including our Sophie AI enterprise platform, to strengthen our capabilities, and deliver long-term growth and the positioning of future growth for our brands, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, which information is incorporated herein by reference.   The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

As Reported As Adjusted Q3 Financial Highlights 2% -2% CC 1% OCC 2% -2% CC 1% OCC Revenue $4.6B (Systemwide $4.9B) -70 bps -70 bps Gross Margin 16.6% -6% -4% CC -18% -22% CC EBITA $74M ($96M as adjusted) -10 bps -50 bps EBITA Margin 1.6% (2.1% as adjusted) -19% -20% CC -36% -39% CC EPS $0.38 ($0.83 as adjusted) Excludes the impact of restructuring costs of $21.4M ($18.9M net of tax) and a non-cash currency translation charge of $1.1M related to hyper-inflationary Argentina. Restructuring costs include $1.2M benefit on Corporate related to settlement of charges previously incurred at lower than estimated amounts. Prior year period excludes the impact of restructuring costs and a discrete tax item. Systemwide revenue also includes revenues generated by franchise offices, which were $300.3M. Variances reported above do not include franchise offices. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $67M, and operating profit margin was 1.4%. As adjusted, operating profit was $88M, and operating profit margin was 1.9%. (3) (3) Consolidated Financial Highlights ManpowerGroup 2025 Third Quarter Results (1) (2)

EPS Bridge – Q3 vs. Guidance Midpoint ManpowerGroup 2025 Third Quarter Results (1) Detail of items included on slide 3.

ManpowerGroup 2025 Third Quarter Results

Business Line Revenue Q3 2025(1)



10%
5%
0%
-5%
-10%
4%
3%
-5%
-7%
-6%
-8%
MANPOWER
EXPERIS
TALENT SOLUTIONS
vs. 2024 reported %
vs. 2024 organic CC %

- **Manpower organic CC revenue increased slightly from the Q2 trend of 1% year over year.**
- **Experis organic CC revenue trend improved from the Q2 trend of -9% year over year.**
- **Talent Solutions organic CC revenues declined from the Q2 trend of 1% year over year. RPO declined from the Q2 trend on lower RPO activity from select client programs and Right Management experienced a decline on a slowing of outplacement. MSP continued to report strong growth.**

(1) Business line classifications can vary by entity and are subject to change as service requirements change.

ManpowerGroup | Third Quarter 2025 Results
October 2025 | 5

Consolidated Gross Margin Change ManpowerGroup 2025 Third Quarter Results

Business line classifications can vary by entity and are subject to change as service requirements change. Business Line Gross Profit – Q3 2025(1) ManpowerGroup 2025 Third Quarter Results Trend

(15.1% CC) (15.7% CC) SG&A Expense Bridge – Q3 YoY (in millions of USD) ManpowerGroup 2025 Third Quarter Results (14.8% CC)

As Reported As Adjusted Q3 Financial Highlights 5% 6% CC 5% 6% CC Revenue $1.1B 5% 5% CC 5% 5% CC OUP $38M ($43M as adjusted) 10 bps 0 bps OUP Margin 3.5% (3.9% as adjusted) Americas Segment (24% of Revenue) ManpowerGroup 2025 Third Quarter Results Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $5.0M. (1)

Americas – Q3 Revenue Trend YoY ManpowerGroup 2025 Third Quarter Results

As Reported As Adjusted Q3 Financial Highlights 5% -1% CC -1% OCC 5% -1% CC -1% OCC Revenue $2.2B -13% -19% CC -19% OCC -14% -19% CC -20% OCC OUP $66M ($70M as adjusted) -60 bps -70 bps OUP Margin 3.0% (3.2% as adjusted) Southern Europe Segment (47% of Revenue) ManpowerGroup 2025 Third Quarter Results (1) Current period excludes the impact of restructuring costs of $4.0M.

Southern Europe – Q3 Revenue Trend YoY ManpowerGroup 2025 Third Quarter Results

As Reported As Adjusted Q3 Financial Highlights -1% -7% CC -6% OCC -1% -7% CC -6% OCC Revenue $817M NM NM NM NM OUP -$15M (-$1M as adjusted) 130 bps -20 bps OUP Margin -1.8% (-0.2% as adjusted) Northern Europe Segment (18% of Revenue) ManpowerGroup 2025 Third Quarter Results (1) Current period excludes the impact of restructuring costs of $13.5M. Prior year period variances exclude restructuring and other costs. Variances are not meaningful. (2) (2)

Northern Europe – Q3 Revenue Trend YoY ManpowerGroup 2025 Third Quarter Results -28%

As Reported As Adjusted Q3 Financial Highlights -7% -8% CC 8% OCC -7% -8% CC 8% OCC Revenue $521M 16% 11% CC 22% OCC 5% 5% CC 14% OCC OUP $27M 100 bps 60 bps OUP Margin 5.1% APME Segment (11% of Revenue) ManpowerGroup 2025 Third Quarter Results (1) Prior year period variances exclude restructuring costs.

APME – Q3 Revenue Trend YoY ManpowerGroup 2025 Third Quarter Results

Cash Flow Summary ManpowerGroup 2025 Third Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2025 Third Quarter Results

ManpowerGroup 2025 Third Quarter Results Fourth Quarter 2025 Outlook Revenue Total Up 3-7% (Down 2% / Up 2% CC) Americas Down 2% / Up 2% (Down 3% / Up 1% CC) Southern Europe Up 7-11% (Down 2% / Up 2% CC) Northern Europe Up 5-9% (Down 3% / Up 1% CC) APME Flat / Up 4% (Down 2% / Up 2% CC) (Up 4-8% OCC) Gross Profit Margin 16.4 – 16.6% EBITA(1) Margin 2.0 – 2.2% Operating Profit Margin 1.8 – 2.0% Tax Rate 46.5% EPS $0.78 – $0.88 (favorable $0.08 currency) Estimates are assuming FX rates of 1.16 for Euro, 1.35 for GBP, 0.0068 for JPY and 0.0007 for ARS. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment.

After 11 consecutive quarters of organic constant currency revenue declines, ManpowerGroup crossed back over to growth during the third quarter. The stabilization of demand in recent quarters in North America and Europe, despite ongoing tariff uncertainty, has been a key factor in the revenue trend improvement. Everest Group recognized various ManpowerGroup businesses as leaders or star performers including U.S Manpower, Experis, RPO and TAPFIN MSP. Our largest brand, Manpower, has accomplished improved sequential quarter revenue growth with strength in North America, Latin America, Italy, Spain, Belgium, Poland and APME. Key Take Aways ManpowerGroup 2025 Third Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q3 2025 ManpowerGroup 2025 Third Quarter Results Industry vertical composition has been updated to align with our Global Sales Verticals based on client segmentation.

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 586 - Euro Notes - €400M 3.514% Jun 2027 468 - Revolving Credit Agreement 5.254% May 2027 73 527 Uncommitted lines and Other Various Various 89 432 Total Debt 1,216 959 (3) (1)(2) (4) (2) Debt and Credit Facilities – September 30, 2025 (in millions of USD) ManpowerGroup 2025 Third Quarter Results The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 3.18 to 1 and a fixed charge coverage ratio of 2.76 to 1 as of September 30, 2025. During the second quarter of 2025, the definition of net debt in the agreement was amended to define net debt as total debt less cash in excess of $200M through December 31, 2025 and less cash in excess of $300M thereafter. As of September 30, 2025, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of September 30, 2025 was $521.4M and subsidiary facilities accounted for $371.4M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock.